COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC. (GRSIX)

Supplement dated November 6, 2015 to the

Summary Prospectus and Prospectus dated May 1, 2015

The expense example in the “Fund Fees and Expenses” section of the Summary Prospectus and Prospectus is hereby replaced in its entirety:

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $1,000,000 (the Fund’s minimum initial investment) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same pursuant to its agreement with the Advisor. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10,200	$31,840	$55,246	$122,462

The first paragraph of the “Purchase and Sales of Fund Shares” section of the Summary Prospectus and Prospectus is hereby replaced in its entirety:

PURCHASE AND SALE OF FUND SHARES

You may open an account with the Fund with a minimum investment of $1,000,000. Additional investments must be at least $10,000. The Fund reserves the right to waive or change its minimum investment requirements.

The first paragraph of the “How to Purchase, Exchange and Sell Fund Shares—Purchase Minimums” section of the Prospectus is hereby replaced in its entirety:

PURCHASE MINIMUMS

You may open an account with the Fund with a minimum investment of $1,000,000. Additional investments must be at least $10,000. The Fund reserves the right to waive or change its minimum investment requirements.

The investment minimum is waived for the following:

•	Consultant firms investing on behalf of underlying investors having aggregate assets of $1.0 million or more invested in Cohen & Steers open-end funds;

•	Group retirement plans with total assets of $50 million or more; and

•	New consultant relationships, if the consultant is expected to meet the investment minimum over time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

IGRSPROSUP-1115